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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

            I, Brian V. Turner, Senior Vice President, Finance and Operations, Chief Financial Officer and Treasurer of RealNetworks, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of RealNetworks, Inc. on Form 10-K for the fiscal year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of RealNetworks, Inc.

Date:  March 28, 2003


                                     By:  /s/ Brian V. Turner
                                          -------------------------------------
                                          Name:  Brian V. Turner
                                          Title: Senior Vice President, Finance
                                                 and Operations, Chief Financial
                                                 Officer and Treasurer